UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2014

Franklin Street Properties Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-32470	04-3578653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts		01880-6210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Bank of America, N.A. Credit Facility

On October 29, 2014, Franklin Street Properties Corp. (the “Company”) entered into a Second Amended and Restated Credit Agreement (the “BAML Credit Agreement”) with the lending institutions referenced in the BAML Credit Agreement and those lenders from time to time party thereto (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “BAML Administrative Agent”), L/C Issuer and Swing Line Lender (the “New Facility”) that continues an existing unsecured credit facility comprised of both a revolving line of credit and a term loan. The New Facility was previously evidenced by an Amended and Restated Credit Agreement dated September 27, 2012, as amended by a First Amendment to Amended and Restated Credit Agreement dated August 23, 2013, by and among the Company, certain of the Company’s wholly-owned subsidiaries, the BAML Administrative Agent and those lenders from time to time a party thereto (as so amended, the “Original BAML Credit Agreement”). The purpose of the BAML Credit Agreement was to amend and restate the Original BAML Credit Agreement in its entirety to provide, among other things, for the Company to become the sole borrower and for changes to certain financial covenants. The revolving line of credit portion of the New Facility continues to be for borrowings, at the Company’s election, of up to $500,000,000 (the “BAML Revolver”). As of October 29, 2014, there were borrowings of $285,000,000 outstanding under the BAML Revolver. The term loan portion of the New Facility continues to be for $400,000,000 (the “BAML Term Loan”). On September 27, 2012, the Company drew down the entire $400,000,000 under the BAML Term Loan. Borrowings from the BAML Revolver made under the Original BAML Credit Agreement remain advanced and outstanding under the BAML Credit Agreement and the BAML Term Loan outstanding under the Original BAML Credit Agreement remains fully advanced and outstanding under the BAML Credit Agreement. The BAML Term Loan continues the existing five year term that matures on September 27, 2017. Borrowings made pursuant to the BAML Revolver may be revolving loans, swing line loans or letters of credit, the combined sum of which may not exceed $500,000,000 outstanding at any time. Borrowings made pursuant to the BAML Revolver may be borrowed, repaid and reborrowed from time to time until the initial maturity date of October 29, 2018, which was extended from September 27, 2016, the initial maturity date under the Original BAML Credit Agreement. The Company has the right to extend the initial maturity date of the BAML Revolver by an additional 12 months, or until October 29, 2019, upon payment of a fee and satisfaction of certain customary conditions. The BAML Revolver continues to include an accordion feature that allows for up to $250,000,000 of additional borrowing capacity subject to receipt of lender commitments and satisfaction of certain customary conditions.

The BAML Revolver bears interest at either (i) a margin over LIBOR depending on the Company’s credit rating (1.25% over LIBOR at October 29, 2014) or (ii) a margin over the base rate depending on the Company’s credit rating (0.250% over the base rate at October 29, 2014). The New Facility also obligates the Company to pay an annual facility fee in an amount that is also based on the Company’s credit rating. The facility fee is assessed against the total amount of the BAML Revolver, or $500,000,000 (0.250% at October 29, 2014). The actual amount of any applicable facility fee, and the margin over LIBOR rate or base rate is determined based on the Company’s credit rating pursuant to the following grid:

Level	Credit Rating	LIBOR Rate Margin	Facility Fee	Base Rate Margin
I	A-/A3 (or higher)	0.875%	0.125%	0.000%
II	BBB+/Baa1	0.925%	0.150%	0.000%
III	BBB/Baa2	1.050%	0.200%	0.050%
IV	BBB-/Baa3	1.250%	0.250%	0.250%
V	<BBB-/Baa3	1.650%	0.300%	0.650%

The BAML Term Loan bears interest at either (i) a margin over LIBOR depending on the Company’s credit rating (1.450% over LIBOR at October 29, 2014) or (ii) a margin over the base rate depending on the Company’s credit rating (0.450% over the base rate at October 29, 2014). The actual margin over LIBOR rate or base rate is determined based on the Company’s credit rating pursuant to the following grid:

Level	Credit Rating	LIBOR Rate Margin	Base Rate Margin
I	A-/A3 (or higher)	0.950%	0.000%
II	BBB+/Baa1	1.025%	0.025%
III	BBB/Baa2	1.200%	0.200%
IV	BBB-/Baa3	1.450%	0.450%
V	<BBB-/Baa3	1.900%	0.900%

For purposes of the New Facility, base rate means, for any day, a fluctuating rate per annum equal to the highest of: (i) the bank’s prime rate for such day, (ii) the Federal Funds Rate for such day, plus 1/2 of 1.00%, and (iii) the one month LIBOR based rate for such day plus 1.00%. As of October 29, 2014, the Company’s credit rating from Moody’s Investors Service was Baa3.

Although the interest rate on the New Facility is variable, under the Original BAML Credit Agreement and under the BAML Credit Agreement, the Company was and is permitted to hedge the base LIBOR interest rate on the BAML Term Loan by entering into an interest rate swap agreement. On September 27, 2012, the Company entered into an ISDA Master Agreement (together with the schedule relating thereto, the “BAML ISDA Master Agreement”) with Bank of America, N.A. that fixed the base LIBOR interest rate on the BAML Term Loan at 0.75% per annum for five years, until the September 27, 2017 maturity date. Accordingly, based upon the Company’s credit rating, and after giving effect to the BAML ISDA Master Agreement, as of October 29, 2014, the effective interest rate on the BAML Revolver was 1.60% per annum and the interest rate on the BAML Term Loan was 2.20% per annum.

The BAML Credit Agreement contains customary affirmative and negative covenants for credit facilities of this type, including limitations with respect to indebtedness, liens, investments, mergers and acquisitions, disposition of assets, changes in business, certain restricted payments, the requirement to have subsidiaries provide a guaranty in the event that they incur recourse indebtedness and transactions with affiliates. The BAML Credit Agreement also contains financial covenants that require the Company to maintain a minimum tangible net worth, a maximum leverage ratio, a maximum secured leverage ratio, a minimum fixed charge coverage ratio, a maximum unencumbered leverage ratio, minimum unsecured interest coverage and a maximum ratio of certain investments to total assets. The BAML Credit Agreement provides for customary events of default with corresponding grace periods, including failure to pay any principal or interest when due, certain cross defaults and a change in control of the Company (as defined in the BAML Credit Agreement). In the event of a default by the Company, the BAML Administrative Agent may, and at the request of the requisite number of lenders shall, declare all obligations under the BAML Credit Agreement immediately due and payable, terminate the lenders’ commitments to make loans under the BAML Credit Agreement, and enforce any and all rights of the lenders or BAML Administrative Agent under the BAML Credit Agreement and related documents. For certain events of default related to bankruptcy, insolvency, and receivership, the commitments of lenders will be automatically terminated and all outstanding obligations of the Company will become immediately due and payable. The Company may use the proceeds of the loans under the BAML Credit Agreement to finance the acquisition of real properties and for other permitted investments; to finance investments associated with Sponsored REITs (as defined in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013), to refinance or retire indebtedness and for working capital and other general business purposes, in each case to the extent permitted under the BAML Credit Agreement.

Certain of the lenders party to the BAML Credit Agreement, and their respective affiliates, have performed, and may in the future perform for the Company and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.

The BAML Credit Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1, and the BAML ISDA Master Agreement was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 27, 2012, and each is incorporated herein by reference. The foregoing summaries of the BAML Credit Agreement and the BAML ISDA Master Agreement are qualified in their entirety by the complete text of the BAML Credit Agreement and the BAML ISDA Master Agreement.

Bank of Montreal Term Loan

On October 29, 2014, the Company entered into an Amended and Restated Credit Agreement (the “BMO Credit Agreement”) with the lending institutions referenced in the BMO Credit Agreement and those lenders from time to time party thereto (collectively, the “Lenders”) and Bank of Montreal, as administrative agent (in such capacity, the “BMO Administrative Agent”), that continues a single, unsecured term loan borrowing in the amount of $220,000,000 (the “BMO Term Loan”). The BMO Term Loan was previously evidenced by a Credit Agreement dated August 26, 2013 by and among the Company, certain of the Company’s wholly-owned subsidiaries, the Administrative Agent and those lenders from time to time a party thereto (the “Original BMO Credit Agreement”). The purpose of the BMO Credit Agreement was to amend and restate the Original BMO Credit Agreement in its entirety to provide, among other things, for the Company to become the sole borrower and for changes to certain financial covenants. On August 26, 2013, the Company drew down the entire $220,000,000 under the BMO Term Loan, which remains fully advanced and outstanding under the BMO Credit Agreement. The BMO Term Loan continues to have a seven year term that matures on August 26, 2020. The BMO Credit Agreement also continues to include an accordion feature that allows up to $50,000,000 of additional loans, subject to receipt of lender commitments and satisfaction of certain customary conditions.

The BMO Term Loan bears interest at either (i) a number of basis points over LIBOR depending on the Company’s credit rating (165.0 basis points over LIBOR at October 29, 2014) or (ii) a number of basis points over the base rate depending on the Company’s credit rating (65.0 basis points over the base rate at October 29, 2014). The actual margin over LIBOR rate or base rate is determined based on the Company’s credit rating pursuant to the following grid:

Level	Credit Rating	LIBOR Rate Margin	Base Rate Margin
I	A-/A3 (or higher)	105.0 bps	5.0 bps
II	BBB+/Baa1	115.0 bps	15.0 bps
III	BBB/Baa2	135.0 bps	35.0 bps
IV	BBB-/Baa3	165.0 bps	65.0 bps
V	<BBB-/Baa3	215.0 bps	115.0 bps

For purposes of the BMO Term Loan, base rate means, for any day, a fluctuating rate per annum equal to the highest of: (i) the bank’s prime rate for such day, (ii) the Federal Funds Rate for such day, plus 1/2 of 1.00%, and (iii) the one month LIBOR based rate for such day plus 1.00%.

Although the interest rate on the BMO Term Loan is variable, under the Original BMO Credit Agreement and under the BMO Credit Agreement, the Company was and is permitted to hedge the base LIBOR interest rate by entering into an interest rate swap agreement. On August 26, 2013, the Company entered into an ISDA Master Agreement (together with the schedule relating thereto, the “BMO ISDA Master Agreement”) with Bank of Montreal that fixed the base LIBOR interest rate on the BMO Term Loan at 2.32% per annum for seven years, until the August 26, 2020 maturity date. Accordingly, based upon the Company’s credit rating, and after giving effect to the BMO ISDA Master Agreement, as of October 29, 2014, the effective interest rate on the BMO Term Loan was 3.97% per annum.

The BMO Credit Agreement contains customary affirmative and negative covenants for credit facilities of this type, including limitations with respect to indebtedness, liens, investments, mergers and acquisitions, disposition of assets, changes in business, certain restricted payments, the requirement to have subsidiaries provide a guaranty in the event that they incur recourse indebtedness and transactions with affiliates. The BMO Credit Agreement also contains financial covenants that require the Company to maintain a minimum tangible net worth, a maximum leverage ratio, a maximum secured leverage ratio, a minimum fixed charge coverage ratio, a maximum unencumbered leverage ratio, minimum unsecured interest coverage and a maximum ratio of certain investments to total assets. The BMO Credit Agreement provides for customary events of default with corresponding grace periods, including failure to pay any principal or interest when due, certain cross defaults and a change in control of the Company (as defined in the BMO Credit Agreement). In the event of a default by the Company, the BMO Administrative Agent may, and at the request of the requisite number of lenders shall, declare all obligations under the BMO Credit Agreement immediately due and payable, terminate the lenders’ commitments to make loans under the BMO Credit Agreement, and enforce any and all rights of the lenders or BMO Administrative Agent under the BMO Credit Agreement and related documents. For certain events of default related to bankruptcy, insolvency, and receivership, the commitments of lenders will be automatically terminated and all outstanding obligations of the Company will become immediately due and payable. The Company may use the proceeds of the loans under the BMO Credit Agreement to finance the acquisition of real properties and for other permitted investments; to finance investments associated with Sponsored REITs (as defined in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013), to refinance or retire indebtedness and for working capital and other general business purposes, in each case to the extent permitted under the BMO Credit Agreement.

Certain of the lenders party to the BMO Credit Agreement, and their respective affiliates, have performed, and may in the future perform for the Company and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.

The BMO Credit Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3, and the BMO ISDA Master Agreement was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 26, 2013, and each is incorporated herein by reference. The foregoing summaries of the BMO Credit Agreement and the BMO ISDA Master Agreement are qualified in their entirety by the complete text of the BMO Credit Agreement and the BMO ISDA Master Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2014, Barry Silverstein informed the Company that he will not stand for re-election to the Board of Directors upon the conclusion of his term as a Class II director at the 2015 annual meeting of stockholders. Mr. Silverstein has confirmed that his decision was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.

(d)      The following exhibits are included in this report:

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement, dated October 29, 2014, among Franklin Street Properties Corp., Bank of America, N.A. and the other parties thereto.

10.2	ISDA Master Agreement, dated September 27, 2012, between Franklin Street Properties Corp. and Bank of America, N.A., together with the schedule relating thereto, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on September 27, 2012 (File No. 001-32470).

10.3	Amended and Restated Credit Agreement, dated October 29, 2014, among Franklin Street Properties Corp., Bank of Montreal and the other parties thereto.

10.4	ISDA Master Agreement, dated August 26, 2013, between Franklin Street Properties Corp. and Bank of Montreal, together with the schedule relating thereto, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on August 26, 2013 (File No. 001-32470).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2014	FRANKLIN STREET PROPERTIES CORP. By: /s/ George J. Carter George J. Carter President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement, dated October 29, 2014, among Franklin Street Properties Corp., Bank of America, N.A. and the other parties thereto.

10.2	ISDA Master Agreement, dated September 27, 2012, between Franklin Street Properties Corp. and Bank of America, N.A., together with the schedule relating thereto, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on September 27, 2012 (File No. 001-32470).

10.3	Amended and Restated Credit Agreement, dated October 29, 2014, among Franklin Street Properties Corp., Bank of Montreal and the other parties thereto.

10.4	ISDA Master Agreement, dated August 26, 2013, between Franklin Street Properties Corp. and Bank of Montreal, together with the schedule relating thereto, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on August 26, 2013 (File No. 001-32470).

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